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                                                                       Exhibit 3

                      SECOND AMENDED AND RESTATED AGREEMENT
          AMONG SERIES E, SERIES F AND SERIES G PREFERRED STOCKHOLDERS
                    AND SENIOR REGISTRATION RIGHTS AGREEMENT

This Second Amended and Restated Agreement Among Series E, Series F and Series G Preferred Stockholders and Senior Registration Rights Agreement (this "Agreement") which amends and restates the Amended and Restated Agreement among Series E and Series F Preferred Stockholders and Senior Registration Rights Agreement, dated as of August 28, 1998, as amended as of June 11, 1999 (the "Restated Agreement") by and among AirNet Communications Corporation, a Delaware corporation (the "Company"), Harris Corporation, a Delaware corporation ("Harris Corporation"), Tandem PCS Investments, L.P., a Delaware limited partnership ("Tandem"), Adams Capital Management, L.P. ("Adams"), SCP Private Equity Partners, L.P. ("SCP"), HVFM-I, L.P. ("HVFM"), APA Excelsior III, L.P. ("APA") and such other purchasers identified therein (Tandem, Adams, SCP, HVFM, APA and such other Purchasers are collectively, "Purchasers"), the Series E Preferred Stockholders listed on Exhibit A hereto (the "Series E Investors"), the Series F Preferred Stockholders listed on Exhibit B hereto (the "Series F Investors"), is made as of September 7, 1999 by and among the Company, Harris Corporation, the Purchasers, the Series E Investors, the Series F Investors and the Series G Preferred Stockholders listed on Exhibit C hereto (the "Series G Investors"). Capitalized terms used but not defined herein have the meanings ascribed to such terms in the "Stock Purchase Agreement" (as defined below).

                                   WITNESSETH:

WHEREAS, pursuant to those certain Confidential Stock Purchase Agreements, dated as of the date hereof, among the Company and the Series G Investors (each a "Stock Purchase Agreement"), the Series G Investors have purchased 230,679,231 shares of Series G Preferred Stock, in the aggregate (such shares of Series G Preferred Stock, together with the "Common Stock" (as defined below) into which such shares of Series G Preferred Stock are convertible, are hereinafter referred to collectively as the "Series G Registrable Securities");

WHEREAS, it is a condition precedent to the Series G Investors making the investments contemplated by the Stock Purchase Agreement that the Company grant to the Series G Investors certain registration rights with respect to the Series G Registrable Securities as provided herein; and

WHEREAS, the parties hereto desire to amend and restate the Restated Agreement as provided herein and by executing this Agreement consent to the terms and provisions hereof;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                    ARTICLE I

                                   Definitions

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     1.1  Definitions. Unless otherwise defined herein, capitalized terms used in this Agreement shall have the meanings set forth in the Stock Purchase Agreement. The following capitalized terms shall have the following meanings:

          "1999 Note Purchase Agreements" shall mean, collectively, the Convertible Note and Warrant Purchase Agreements, dated as of June 11, 1999 or August 2, 1999, among the Company and certain of the Purchasers, individually, pursuant to which such Purchasers purchased (i) Notes in an aggregate principal amount equal to $6,338,187.06, which are convertible into shares of Series G Preferred Stock and (ii) Warrants to purchase shares of Common Stock (the "Warrants").

          "Affiliate" means, as to any person, any other person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such person. For purposes of this definition, "control" of a person means the power, directly or indirectly, either to (i) vote 30% or more of the securities having ordinary voting power for the election of directors of such person or (ii) direct or cause the direction of the management and policies of' such person, whether by contract or otherwise.

          "Board" shall mean the Board of Directors of the Company.

          "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

          "Common Stock" shall mean the Company's Common Stock, par value $.001 per share.

          "Convertible Securities" shall mean the Series E Convertible Securities, the Series F Convertible Securities and the Series G Convertible Securities.

          "Form S-3" shall mean a Registration Statement on Form S-3, or any substantially similar form then in effect, under the Securities Act.

          "Harris" means Harris Corporation, a Delaware corporation, together with any subsidiaries of Harris to which it assigns, in whole or in part, its rights and/or obligations hereunder, provided that (a) Harris Corporation and any such subsidiaries shall be treated as a single person for purposes of this Agreement and (b) Harris Corporation shall be conclusively presumed to be authorized to act on behalf of any such subsidiaries.

          "Harris Warrant" means the Series E Preferred Stock Purchase Warrant, dated September 12, 1997, issued by the Company to Harris with respect to 11,229,697.04 shares of Series E Preferred Stock, as such Warrant may be amended from time to time.

          "Holder" shall mean any holder of outstanding Restricted Securities

          "Initiating Holder(s)" shall mean (i) any Holder or Holders who in the aggregate hold (a) at least twenty-five percent (25%) of the Series E Registrable Securities, (b) at least

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twenty-five percent (25%) of the Series F Registrable Securities, or (c) at
least twenty-five percent (25%) of the Series G Registrable Securities, and (ii) each Significant Holder.

          "Key Management" shall mean, at any time, any director or executive officer of the Company at such time.

          "Material Adverse Event" shall mean an occurrence having a consequence that either (i) is materially adverse as to the business, properties, prospects or financial condition of the Company or (ii) is reasonably foreseeable, has a reasonable likelihood of occurring, and if it were to occur might materially adversely effect the business, properties, prospects or financial condition of the Company.

          "Notes" shall mean those certain Convertible Promissory Notes in an aggregate principal amount equal to $6,338,187.06, dated as of June 11, 1999 or August 2, 1999, and executed by the Company, as such Notes may be amended from time to time.

          "Prior Series Agreement" shall mean the Company's Second Amended and Restated Shareholders' and Registration Rights Agreement dated as of April 16, 1997 exercised in connection with the Series A, Series B, Series C and Series D Voting Convertible Preferred Stock.

          "Purchaser" shall have the meaning ascribed to such term in the first paragraph hereof.

          "Purchaser Securities" shall mean the Notes, the Warrants, the shares of Series G Preferred Stock into which the Notes are convertible and any shares of Common Stock into which such shares of Series G Preferred Stock are convertible.

          "Qualified Public Offering" shall mean the consummation of a firm commitment public offering of Common Stock, underwritten by an underwriter reasonably acceptable to the holders of a majority of the then outstanding voting power of the Senior Preferred Stock, voting together as a single class, registered under the Securities Act, other than a registration relating solely to a transaction under Rule 145 under the Securities Act (or any successor thereto) or to an employee benefit plan of the Company, in which (i) the aggregate sales price to the Company of which (before deduction of underwriting discount, commissions and expenses of sale) is not less than $20,000,000, and
(ii) the product of the price per share paid by the public for the Common Stock sold in such offering, multiplied by the number of shares of Common Stock outstanding immediately after such offering, is not less than $220,000,000.

          The terms "Register", "Registered", and "Registration" refer to a registration effected by preparing and filing a Registration Statement, and the declaration or ordering of the effectiveness of such Registration Statement.

          "Registrable Securities" shall mean (i) all Common Stock issued or issuable upon conversion of any of the Convertible Securities, other than Common Stock sold pursuant to a Registration Statement, (ii) any securities of the Company deemed to be Registrable Securities as provided in Section 2.7 of this Agreement, and (iii) all Common Stock, other than Common

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Stock sold pursuant to a Registration Statement, issued or issuable upon (a) the exercise of any Warrant; (b) the exercise of the conversion rights set forth in, or automatic conversion of, any Note; or (c) the exercise of conversion rights in respect of, or automatic conversion of, any other Purchaser Securities.

          "Registration Expenses" shall mean all expenses incurred by the Company in complying with Article II of this Agreement, including, without limitation, all federal and state registration, qualification and filing fees, printing expenses, fees and disbursements of counsel for the Company and one special counsel (if different from counsel for the Company) for the Holders participating in any such Registration, blue sky fees and expenses, and the expense of any special audits incident to or required by any such Registration.

          "Restricted Securities" shall mean the Convertible Securities and the Registrable Securities.

          "Registration Statement" shall mean a registration statement in compliance with the Securities Act.

          "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities pursuant to this Agreement.

          "Senior Preferred Stock" shall mean, collectively, the Series E Preferred Stock, the Series F Preferred Stock and the Series G Preferred Stock.

          "Series E Convertible Securities" shall mean the Series E Preferred Stock, the Harris Warrant and the shares of Series E Preferred Stock issuable upon exercise of the Harris Warrant.

          "Series E Preferred Stock" shall mean the 543,624,378 issued and outstanding shares of Series E Senior Voting Convertible Preferred Stock, par value $0.01 per share.

          "Series E Registrable Securities" shall mean all Registrable Securities issued or issuable upon conversion of any of the Series E Convertible Securities.

          "Series F Convertible Securities" shall mean the Series F Preferred Stock.

          "Series F Preferred Stock" shall mean the 283,471,155 issued and outstanding shares of Series F Senior Voting Convertible Preferred Stock, par value $0.01 per share.

          "Series F Registrable Securities" shall mean all Registrable Securities issued or issuable upon conversion of any of the Series F Convertible Securities.

          "Series G Convertible Securities" shall mean the Series G Preferred Stock.

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          "Series G Preferred Stock" shall mean the _________ issued and outstanding shares of Series G Senior Voting Convertible Preferred Stock, par value $0.01 per share.

          "Series G Registrable Securities" shall mean all Registrable Securities issued or issuable upon conversion of any of the Series G Convertible Securities.

          "Significant Holder" shall mean (i) each person or group of related persons under common ownership or management control (such persons, "Related Persons") that purchased on or before September 12, 1997 and continues to own shares of Series E Preferred Stock with an aggregate Stated Value of not less than $3,000,000; (ii) the initial transferee or assignee (whether a single person or a group of Related Persons) of Series E Preferred Stock with an aggregate Stated Value of not less than $3,000,000 from a Significant Holder described in clause (i); (iii) the purchaser of the Company's Senior Secured Convertible Promissory Note and Series E Preferred Stock Purchase Warrant issued on September 15, 1997 and September 12, 1997, respectively, both of which are exercisable for Series E Preferred Stock (collectively, the "Series E Rights"), including entities controlling, controlled by, and under common control with, such purchaser (collectively, the "Series E Rights Holder"); provided that the Series E Rights Holder (x) continues to own Series E Preferred Stock, or Series E Rights exercisable for shares of Series E Preferred Stock, with an aggregate Stated Value of at least $1,000,000 and (y) does not have any transferee or assignee that qualifies as a Significant Holder under clause (iv); and (iv) one initial transferee or assignee (whether a single person or a group of Related Persons) of the Series E Rights Holder that owns shares of Series E Preferred Stock, or Series E Rights exercisable for shares of Series E Preferred Stock, with an aggregate Stated Value of at least $1,000,000.

          "Significant Investor" shall have the meaning set forth in the Stock Purchase Agreement.

          "Warrants" shall have the meaning ascribed to such term in the definition of the 1999 Note Purchase Agreements.

                                   ARTICLE II

                               Registration Rights

    2.1   Demand Registration.

          (a) Request for Registration on Form Other than Form S-3. Subject to the terms of this Agreement, in the event that the Company shall receive from Initiating Holder(s) at any time after the earlier of (i) September 13, 2000, or
(ii) three (3) months after the effective date of a Qualified Public Offering (provided that, if so required in writing by the underwriter(s) of the Qualified Public Offering, such three-month period may be extended to a period not to exceed the greater of (I) the length of the lock-up period imposed on members of senior management of the Company in connection with the Qualified Public Offering and (II) six (6) months, provided further that if such three-month period is so extended, the Company shall use its reasonable best efforts to arrange for the Registration provided for in this Section 2.1(a) to be

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effective at or before the end of such extended period), a written request that the Company effect a Registration with respect to all or a part of the Registrable Securities of such Initiating Holder(s) on a form other than Form S-3 for an offering of (x) in the case of a request delivered by Initiating Holder(s), other than a Significant Holder of at least twenty-five percent (25%) of the then outstanding Series E Registrable Securities, at least twenty-five percent (25%) of the then outstanding Series F Registrable Securities or at least twenty-five percent (25%) of the then outstanding Series G Registrable Securities, or (y) in the case of a request from an Initiating Holder who is a single Significant Holder, at least fifty percent (50%) of the then outstanding Registrable Securities represented by Convertible Securities owned by such Significant Holder, the Company shall (A) promptly give written notice of the proposed Registration to all other Holders and (B) as soon as practicable, use its best efforts to effect Registration of the Registrable Securities specified in such request of the Initiating Holder(s), together with any Registrable Securities of any Holder joining in such request as are specified in a written request given within twenty (20) business days after written notice from the Company. The Company shall not be obligated to take any action to effect any such Registration pursuant to this Section 2.1(a) (i) except as provided above, within the three (3) to six (6) months period referred to in the first sentence of this Section 2.1(a) or (ii) after the Company has effected two (2) such Registrations pursuant to this Section 2.1(a) in which the Company has not Registered securities for its own account and such Registrations have been declared effective. If the number of Registrable Securities proposed to be Registered by the Initiating Holder(s) is reduced pursuant to Section 2.1(e)(iii), such Registration shall not count toward the limit of two (2) Registrations referred to in the preceding sentence.

          (b) Right of Deferral of Registration on Form Other than Form S-3. If the Company shall furnish to all such Holders who joined in the request for any Registration pursuant to Section 2.1(a) a certificate signed by the President of the Company stating that, in the good faith judgment of the Board, it would be detrimental to the Company for any Registration to be effected as requested under Section 2.1(a), the Company shall have the right to defer the filing of a Registration Statement with respect to such requested Registration for a period of not more than one hundred twenty (120) days from delivery of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve-month period.

          (c) Request for Registration on Form S-3. Subject to the terms of this Agreement, in the event that the Company receives from one or more Initiating Holders a written request that the Company effect any Registration on Form S-3 (or any successor form to Form S-3 regardless of its designation) at a time when the Company is eligible to Register securities on Form S-3 (or any successor form to Form S-3 regardless of its designation) for an offering of Registrable Securities, the Company will promptly give written notice of the proposed Registration to all other Holders and will as soon as practicable use its best efforts to effect Registration of the Registrable Securities specified in such request, together with all of such Registrable Securities of any Holder joining in such request as are specified in a written request delivered to the Company within twenty (20) business days after written notice from the Company of the proposed Registration on Form S-3. There shall be no limit to the number of occasions on which the Company shall be obligated to effect Registration under this

Section 2.1(c), but the Company shall not be required to effect more than two
(2) such Registrations in any calendar year.

          (d) Registration of Other Securities in Demand Registration. Any Registration Statement filed pursuant to the request of the Initiating Holders under this Article II may, subject to the provisions of Sections 2.1(e) and 2.7, include securities of the Company other than Registrable Securities, including, without limitation, any securities that the Company is required or permitted to register pursuant to any other registration rights agreement.

          (e) Underwriting in Demand Registration.

              (i) Notice of Underwriting. If the Initiating Holders intend to distribute the Registrable Securities covered by the request by means of an underwriting, they shall so advise the Company, as a part of their request made pursuant to this Article II, and the Company shall include such information in the written notice referred to in Section 2.1(a) or (c). The right of any Holder to Registration pursuant to this Section 2.1 shall be conditioned upon such Holder's agreement to participate in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting.

              (ii) Selection of Underwriter in Demand Registration. The Company shall (together with all Holders proposing to distribute their Registrable Securities through such underwriting) enter into an underwriting agreement with the representative ("Underwriter's Representative") of the underwriter or underwriters selected for such underwriting by the Holders of a majority of the Registrable Securities being Registered pursuant to the written request of the Initiating Holders or Significant Holder, as the case may be, and agreed to by the Company, which agreement shall not be unreasonably withheld.

              (iii) Marketing Limitation in Demand Registration. In the event the Underwriter's Representative advises the Initiating Holders or Significant Holder, as the case may be, in writing that market factors (including, without limitation, the aggregate number of shares of Common Stock requested to be Registered, the general condition of the market, and the status of the persons proposing to sell securities pursuant to the Registration) require a limitation of the number of shares to be underwritten, then the Company will include in such Registration, first Registrable Securities requested to be included in the Registration by Holders, second securities proposed by any member of Key Management to be sold for his/her own account, third securities proposed by the Company to be sold for its own account or for the account of others at the Company's request, and fourth securities to be included in such Registration pursuant to the Prior Series Agreement, each pro rata based upon the number of shares of such securities proposed to be sold and so requested to be included such that such Registration does not exceed the Underwriter's Representative's limit. No Registrable Securities or other securities excluded from the underwriting by reason of this Section 2.1(e)(iii) shall be included in such Registration Statement.

              (iv) Right of Withdrawal in Demand Registration. If any Holder of Registrable Securities, or a holder of other securities entitled (upon request) to be included in such Registration, disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the underwriter and the Initiating Holders delivered at least seven (7) days prior to the effective date of the Registration Statement. The securities so withdrawn shall also be withdrawn from the Registration Statement.

          (f) Blue Sky in Demand Registration. In the event of any Registration pursuant to Section 2.1, the Company will exercise its best efforts to Register and qualify the securities covered by the Registration Statement under such Blue Sky or other securities laws of such jurisdictions as shall be reasonably appropriate for the distribution of such securities; provided, however, that (i) the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, and (ii) notwithstanding anything in this Agreement to the contrary, in the event any jurisdiction in which the securities shall be qualified imposes a non-waivable requirement that expenses incurred in connection with the qualification of the securities be borne by selling stockholders, such expenses shall be payable pro rata by selling stockholders.

     2.2  Piggyback Registration.

          (a) Notice of Piggyback Registration and Inclusion of Registrable Securities. Subject to the terms of this Agreement, in the event the Company decides to Register any of its securities (either for its own account or the account of a security holder other than pursuant to a demand Registration) on a form that would be suitable for a Registration involving Registrable Securities, the Company will (i) promptly give each Holder written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable Blue Sky or other state securities laws) and (ii) include in such Registration (and any related qualification under Blue Sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request delivered to the Company by any Holder within fifteen (15) days after delivery of such written notice from the Company.

          (b) Underwriting in Piggyback Registration.

              (i) Notice of Underwriting in Piggyback Registration. If the Registration of which the Company gives notice is for a Registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 2.2(a). In such event, the right of any Holder to Registration shall be conditioned upon such underwriting and the inclusion of such Holder's Registrable Securities in such underwriting to the extent provided in this Section 2.2. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement with the Underwriter's Representative for such offering. The Holders shall have no right to participate in the selection of the underwriters for an offering pursuant to this Section 2.2.

              (ii) Marketing Limitation in Piggyback Registration. In the event the Underwriter's Representative advises the Holders seeking Registration of Registrable Securities pursuant to Section 2.2 in writing that market factors (including, without limitation, the aggregate number of shares of Common Stock requested to be Registered, the general condition of the market, and the status of the persons proposing to sell securities pursuant to the Registration) require a limitation of the number of shares to be underwritten, the Underwriter's Representative (subject to the allocation set forth in Section 2.2(b)(iii)) may exclude some or all Registrable Securities from such Registration and underwriting.

              (iii) Allocation of Shares in Piggyback Registration. In the event that the Underwriter's Representative limits the number of shares to be included in a Registration pursuant to Section 2.2(b)(ii), or shall otherwise require a limitation of the number of shares to be included in the Registration, then the Company will include in such Registration first securities proposed by the Company to be sold for its own account; second securities included in such Registration pursuant to the Prior Series Agreement, third Registrable Securities requested to be included in the Registration by the Holders, and fourth securities proposed by any member of Key Management to be sold for his/her own account, each pro rata based upon the number of shares of such securities proposed to be sold and so requested to be included such that such Registration does not exceed the Underwriter's Representative's limit. No Registrable Securities or other securities excluded from the underwriting by reason of this Section 2.2(b)(iii) shall be included in the Registration Statement.

              (iv) Right of Withdrawal in Piggyback Registration. If any Holder disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company and the underwriter delivered at least seven (7) days prior to the effective date of the Registration Statement. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such Registration.

          (c) Blue Sky in Piggyback Registration. In the event of any Registration of Registrable Securities pursuant this to Section 2.2, the Company will exercise its best efforts to Register and qualify the securities covered by the Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably appropriate for the distribution of such securities; provided, however, that (i) the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, and (ii) notwithstanding anything in this Agreement to the contrary, in the event any jurisdiction in which the securities shall be qualified imposes a non-waivable requirement that expenses incurred in connection with the qualification of the securities be borne by selling stockholders, such expenses shall be payable pro rata by selling stockholders.

     2.3 Expenses of Registration. All Registration Expenses incurred in connection with two (2) Registrations pursuant to Section 2.1(a), three (3) Registrations pursuant to Section 2.1(e) (Form S-3), and all Registrations pursuant to Section 2.2 shall be borne by the Company. Notwithstanding the above, the Company shall not be required to pay for any expenses of any Registration proceeding begun pursuant to Section 2.1 if the Registration request is subsequently withdrawn at the request of the Holder(s) of a majority of the Registrable Securities to be Registered (which Holders shall bear such expenses), provided, however, that if at the time of such withdrawal, the Holder(s) have learned of a Material Adverse Event not known to the Holders at the time of their request, then the Holders shall not be required to pay any such expenses. All Selling Expenses shall be borne by the holders of the securities Registered pro rata on the basis of the number of shares Registered.

     2.4 Registration Procedures. The Company will keep each Holder whose Registrable Securities are included in any Registration pursuant to this Agreement advised as to the initiation and completion of such Registration. At its expense, the Company will (a) use its best efforts to keep such Registration effective for a period of one hundred eighty (180) days (or if such Registration is a shelf Registration, the first date upon which all Registrable Securities covered by such shelf Registration Statement shall have been sold) or until the Holder or Holders have completed the distribution described in the Registration Statement relating thereto, whichever first occurs; and (b) furnish such number of prospectuses (including preliminary prospectuses) and other documents as a Holder from time to time may reasonably request. In connection with any Registration pursuant to this Agreement, the Holder(s) participating therein shall have the right to obtain copies of, and letters permitting them to rely upon, any of the following delivered to the underwriter(s) or the Company: (a) any comfort letter(s) delivered by the Company's independent public accountants,
(b) any opinion(s) delivered by the Company's counsel and (c) any officers' certificate(s) delivered by the Company.

     2.5 Information Furnished by Holder. It shall be a condition precedent of the Company's obligations under this Agreement that each Holder of Registrable Securities included in any Registration furnish to the Company such information regarding such Holder and the distribution proposed by such Holder or Holders as the Company may reasonably request.

     2.6  Indemnification.

          (a) Company's Indemnification of Holders. To the extent permitted by law, the Company will indemnify each Holder, each of its officers, directors, managers and constituent partners and members, legal counsel for the Holders, and each person controlling such Holder, with respect to which Registration, qualification or compliance of Registrable Securities has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls each such underwriter (collectively, "Holder Indemnitees"), against all claims, losses, damages or liabilities (or actions in respect thereof) to the extent such claims, losses, damages or liabilities arise out of or are based upon any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus or other document (including any related Registration Statement) incident to any such Registration, qualification or compliance, or are based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any title or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such Registration, qualification or compliance, and the Company will reimburse each such Holder Indemnitee, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that the indemnity contained in this Section 2.6(a) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if settlement is effected without the consent of the Company (which consent shall not unreasonably be withheld); and provided, further, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based upon any untrue statement or omission based upon written information furnished to the Company by such Holder Indemnitee about such Holder Indemnitee for use in connection with the offering of securities of the Company.

          (b) Holders' Indemnification of Company. To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such Registration, qualification or compliance is being effected pursuant to this Agreement, indemnify the Company, each of its directors and officers, each legal counsel and independent accountant of the Company, each underwriter, if any, of the Company's securities covered by such a Registration Statement, each person who controls the Company or such underwriter within the meaning of the Securities Act, and each other such Holder, each of its officers, directors, managers and constituent partners and members and each person controlling such other Holder (collectively, "Company Indemnitees"), against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact obtained from such Holder and contained in any such Registration Statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by such Holder of any rule or regulation promulgated under the Securities Act applicable to such Holder and relating to action or inaction required of such Holder in connection with any such Registration, qualification or compliance; and will reimburse the Company Indemnitees for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder about such Holder and stated to be specifically for use in connection with the offering of securities of the Company, provided, however, that each Holder's liability under this Section 2.6(b) shall not exceed such Holder's proceeds from the offering of securities made in connection with such Registration net of any reasonably determined selling expenses for the account of such Holder.

          (c) Indemnification Procedure. Promptly after receipt by an indemnified party under this Section 2.6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 2.6, notify the indemnifying party in writing of the commencement thereof and generally summarize such action. The indemnifying party shall have the right to participate in and to assume the defense of such claim; provided, however, that the indemnifying party shall be entitled to select counsel for the defense of such claim with the approval of any parties entitled to indemnification, which approval shall not be unreasonably withheld; provided further, however, that if either party reasonably determines that there may be a conflict between the position of the indemnifying party and the indemnified party in conducting the defense of such action, suit or proceeding by reason of recognized claims for indemnity under this Section 2.6, then counsel for such party shall be entitled to conduct the defense to the extent reasonably determined by such counsel to be necessary to protect the interest of such party. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to the ability of the indemnifying party to defend such action, shall relieve such indemnifying party, to the extent so prejudiced, of any liability to the indemnified party under this Section 2.6, but the omission so to notify the indemnifying party will not relieve such party of any liability that such party may have to any indemnified party otherwise other than under this Section 2.6.

       2.7 Limitations on Registration Rights Granted to Other Securities. From and after the date of this Agreement, without the consent of the Holders of at least (i) a majority of the Series E Registrable Securities, voting as a separate single class on the basis of one vote for each share of Series E Preferred Stock then outstanding, (ii) the Holders of at least 66 2/3% of the Series F Registrable Securities, voting as a separate single class on the basis of one vote for each share of Series F Preferred Stock then outstanding, and
(iii) the Holders of at least 60% of the Series G Registrable Securities, voting as a separate single class on the basis of one vote for each share of Series G Preferred Stock then outstanding, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company providing for the granting to such holder of any Registration rights except Registration rights that are either subordinate or equivalent in all respects to those granted under this Agreement. In the case of such equivalent rights, such additional holders shall be added as parties to this Agreement with regard to any or all securities of the Company held by them as to which Registration rights are granted. Any such additional parties shall execute a counterpart of this Agreement, and upon execution by such additional parties and by the Company, shall be considered a Holder for all purposes of this Agreement. The additional parties and the additional securities that shall be deemed to be Registrable Securities hereunder shall be identified in such amendment.

       2.8 Transfer of Rights. The right to cause the Company to Register securities granted by the Company to the Holders under Sections 2.1 and 2.2 may be assigned by any Holder to a transferee or assignee of any Restricted Securities or Registrable Securities not previously sold to the public; provided, however, that (a) the Company must receive written notice at the time of said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such rights are being assigned, and (b) the transferee or assignee of such rights must not be a person deemed by the Board, in its best judgment, to be a competitor of the Company.

       2.9 Market Stand-off. The Holders hereby agree that, if so requested by the Company and the Underwriter's Representative (if any), no Holder shall sell or otherwise transfer any Registrable Securities or other securities of the Company during the ninety (90) day period following the effective date of a Registration Statement of the Company filed under the Securities Act (provided that if so required in writing by the underwriter(s) of the offering to which such Registration Statement relates, such 90-day period may be extended to a period not to exceed the greater of (a) the length of the lock-up period imposed on members of senior management of the Company in connection with such offering or (b) one hundred eighty (180) days) provided that such restriction shall only apply to the first two (2) Registration Statements of the Company to become effective which include securities to be sold on behalf of the Company to the public in an underwritten offering.

       2.10 No Action Letter in Lieu of Registration; Conversion of Preferred Stock. Notwithstanding anything else in this Agreement to the contrary, if the Company shall have obtained from the Commission a "no-action" letter addressed to the Company in which the Commission has indicated that it will take no action if, without Registration under the Securities Act, any Holder disposes of Registrable Securities covered by any request for Registration made under this Agreement in the specific manner in which such Holder proposes to dispose of the Registrable Securities included in such request (such as including, without limitation, the inclusion of such Registrable Securities in an underwriting initiated by either the Company or the Holders), the shares included in such request shall not be eligible for Registration under this Agreement; provided, however, that any Registrable Securities not so disposed of shall be eligible for Registration in accordance with the terms of this Agreement with respect to other proposed dispositions to which this Section 2.10 does not apply. The Registration rights of the Holders of the Convertible Securities set forth in this Agreement are conditioned upon the conversion of the shares of Convertible Securities with respect to which Registration is sought into Common Stock on or before the effective date of the Registration Statement. The Registration rights of the Holders of the Harris Warrant set forth in this Agreement are conditioned upon the exercise of the Harris Warrant in accordance with their terms and the conversion of the shares of Series E Preferred Stock received by such Holders upon such exercise with respect to which Registration is sought into Common Stock on or before the effective date of the Registration Statement.

       2.11 Sale of Convertible Securities to Underwriter. Notwithstanding any provision in this Agreement to the contrary, in lieu of converting any Convertible Securities prior to the effective date of any Registration Statement filed pursuant to this Agreement, the holder of such Convertible Securities may sell such Convertible Securities to the underwriters of the offering being Registered upon the undertaking of such underwriters to convert the Convertible Securities on or prior to the closing date of the offering. The Company agrees to cause the Common Stock issuable on the conversion of the Convertible Securities to be issued within such time period as will permit the underwriters to make and complete the distribution contemplated by the underwriting.

       2.12 Rule 144 Requirements. Immediately after the date on which a Registration Statement filed by the Company under the Securities Act becomes effective, the Company shall undertake to make publicly available, and available to the Holders of Registrable Securities, such information as is necessary to enable the holders of Registrable Securities to make sales of Registrable Securities pursuant to Rule 144 of the Commission under the Securities Act. The Company shall furnish to any holder of Registrable Securities, upon request, a written statement executed by the Company as to the steps it has taken to comply with the current public information requirements of Rule 144.

       2.13 Termination of Company Agreements. The Registration rights set forth in Sections 2.1 and 2.2 shall terminate seven (7) years after the effective date of the Company's Registration Statement filed in connection with the Company's first Qualified Public Offering or, as to any Holder that is not an "affiliate" of the Company (as such term is defined in Rule 144), at any time following the effective date of the Company's first Qualified Public Offering when such Holder is entitled to sell all of such Holder's Registrable Securities (without any limitation on the volume of sales) pursuant to Rule 144(k) of the Commission under the Securities Act.

                                   ARTICLE III

                     Voting Agreements and Certain Rights of
           Holders of Series E, Series F and Series G Preferred Stock

       3.1 Election of Members of Board of Directors. Pursuant to the Company's Certificate of Incorporation, Holders of Series E Preferred Stock and Series F Preferred Stock, voting together as a separate single class, on the basis of one vote for each share of Series E Preferred Stock and Series F Preferred Stock then outstanding, have the right to elect six (6) directors out of nine (9) of the Board, provided, however, if the Company has not consummated a Qualified Public Offering on or before September 7, 2000, then (x) the number of members of the Board shall be eleven (11); and (y) the Holders of (i) Series E Preferred Stock and Series F Preferred Stock, voting together as a separate single class, on the basis of one vote for each share of Series E Preferred Stock and Series F Preferred Stock then outstanding, shall have the right to elect six of the eleven directors, and (ii) Series G Preferred Stock, voting as a separate single class, on the basis of one vote for each share of Series G Preferred Stock then outstanding, shall have the right to elect one of the eleven directors. Each Holder of Series E Preferred Stock and Series F Preferred Stock voting together as a single class, agrees that, until such time as a Qualified Public Offering, it shall vote to elect, as one of the directors that Holders of Series E Preferred Stock and Series F Preferred Stock voting together as a single class are entitled to elect, (a) the individual that serves as Chief Executive Officer of the Company from time to time, (b) any individual nominated for election to the Board of Directors of the Company by a Significant Holder, (c) any individual nominated for election to the Board of Directors of the Company by SCP (but only for so long as SCP and CIP Capital L.P. and their affiliates continue to own Series E Preferred Stock with an aggregate Stated Value of at least $3,000,000); (d) any individual nominated for election to the Board of Directors of the Company by Adams (but only for so long as Fostin Capital Associates II and Adams and their affiliates continue to own Series E Preferred Stock with an aggregate Stated Value of at least $3,000,000); and (e) any individual nominated for election to the Board of Directors of the Company by Tandem PCS Investments, L.P. ("Tandem Designee") (but only for so long as Tandem and its affiliates continue to own Series F Preferred Stock with an aggregate Stated Value of at least $3,000,000). This Section 3.1 shall terminate upon the consummation of a Qualified Public Offering.

       3.2 Board Visitation Rights of Significant Holders. Until such time as a Significant Holder chooses to nominate a member of the Board of Directors of the Company as provided in Section 3.1, each Significant Holder shall have the right, at its option exercised by written notice to the Company, to (a) require the Company to give it reasonable advance written notice of all meetings of the Board, (b) obtain on a confidential basis copies of all materials distributed to members of the Board, and (c) have a representative of the Significant Holder observe, but not participate in, meetings of the Company's Board.

         3.3 Board Visitation Rights of Significant Investor. So long as the Holders who are Affiliates of the Significant Investor hold at least 50%, in the aggregate, of the Series G Preferred Stock issued by the Company to such Holders on the date hereof, the Significant Investor shall have the right, at its option exercised by written notice to the Company, to (a) require the Company to give it reasonable advance written notice of all meetings of the Board, (b) obtain on a confidential basis copies of all materials distributed to members of the Board, and (c) have a representative appointed by it observe, but not participate in, meetings of the Company's Board.

       3.4 Other Voting Agreements. So long as there exists a Significant Holder, Holders of Series E Preferred Stock shall not waive any right that may be waived by, or vote in favor of any matter that requires the affirmative vote of (i) sixty percent (60%) of the voting power of the then outstanding Series E Preferred Stock, or (ii) sixty percent (60%) of the voting power of the then outstanding Series E Preferred Stock, Series F Preferred Stock and Series G Preferred Stock, voting together as a single class, unless such waiver or affirmative vote is consented to in writing by each Significant Holder.

       3.5 Agreement Binding on Transferees. In the event of any transfer of shares of any Senior Preferred Stock or Registrable Securities, the transferee shall become party to this Agreement, shall agree to perform all of the obligations of the transferring party and shall execute, acknowledge and deliver to the Company and each Significant Holder, if any, such instruments of transfer, assignment and assumption of such other certificates, representations, and documents and shall perform all other acts that the Company may deem necessary or desirable, to confirm that the transferee has accepted, assumed, and agreed to be subject to, all of the terms, obligations and conditions of this Agreement. The Company shall refuse to record on its stock transfer records any transfer of any Senior Preferred Stock or Registrable Securities that does not comply with this Section 3.5.

       3.6 Pre-Emptive Rights. Article IV.C.9 of the Company's Certificate of Incorporation provides that the holder of the Harris Warrant shall have the same pre-emptive rights as holders of Series E Preferred Stock. Each Holder of Series E Preferred Stock acknowledges and agrees to the existence of such pre-emptive rights, which have the effect of reducing the pre-emptive rights such Holders would otherwise have prior to exercise of the Harris Warrant for Series E Preferred Stock.

       3.7 Further Assurances. The Company and each party to this Agreement shall take such steps as may be necessary, in the judgment of the Company or any Significant Holder, to ensure that the rights intended to be conferred by this
Article III shall be enforceable and implemented as provided herein.

       3.8 Legends. So long as this Agreement shall remain in effect, all certificates representing outstanding shares of Series E Preferred Stock and Series F Preferred Stock shall be endorsed with substantially the following legend (such legend has previously been or is simultaneously with the execution hereof being endorsed on the certificates representing the shares of Series E and Series F Preferred Stock to be issued on the date hereof):

               The shares represented by this certificate, and all rights represented by such shares, are subject to, and restricted by, the terms of an Agreement Among Series E and Series F Preferred Stockholders and Senior Registration Rights Agreement (the "Agreement") between the Company and certain of its stockholders, as the same may be amended from time to time, a copy of which Agreement is on file at the principal office of the Company and will be provided to stockholders upon request and without charge. The Agreement includes, among other things, certain voting agreements among holders of the Series E and Series F Preferred Stock. Any person that wishes to become the owner of this certificate or the shares which it represents, or to obtain any interest in such certificate or shares, shall agree to become bound by the provisions by the Agreement.

         So long as this Agreement shall remain in effect, all certificates representing outstanding shares of Series G Preferred Stock shall be endorsed with substantially the following legend (such legend has previously been or is simultaneously with the execution hereof being endorsed on the certificates representing the shares of Series G Preferred Stock to be issued on the date hereof):

                  The shares represented by this certificate, and all rights represented by such shares, are subject to, and restricted by, the terms of a Second Amended and Restated Agreement Among Series E, Series F and Series G Preferred Stockholders and Senior Registration Rights Agreement (the "Agreement") between the Company and certain of its stockholders, as the same may be amended from time to time, a copy of which Agreement is on file at the principal office of the Company and will be provided to stockholders upon request and without charge. The Agreement includes, among other things, certain voting agreements among holders of the Company's Series E Preferred Stock, the Series F Preferred Stock and the Series G Preferred Stock. Any person that wishes to become the owner of this certificate or the shares which it represents, or to obtain any interest in such certificate or shares, shall agree to become bound by the provisions by the Agreement.

         3.9 Purchase of Employee Shares. So long as the Holders who are Affiliates of the Significant Investor hold at least 50%, in the aggregate, of the Series G Preferred Stock issued by the Company to such Holders on the date hereof, except for repurchases by the Company of the Company's equity securities held by employees of the Company (collectively, "Employee Shares") pursuant to
(a) the Company's exercise of its rights of first refusal, or (b) the termination for cause of an employee of the Company, the Company shall not repurchase any Employee Shares for an aggregate purchase price in excess of $100,000 in any calendar year without the prior written consent of the holders of at least sixty percent (60%) of the Series G Preferred Stock outstanding immediately prior to such repurchase.

                                   ARTICLE IV

                              Agreement Conventions

     4.1 Independent Contractor. Each party hereto is an independent contractor, and nothing contained in this Agreement shall be construed to be inconsistent with this relationship or status. Nothing in this Agreement shall be in any way construed to constitute any party as the agent, employee, or representative of the other. As an independent contractor, each party has relied on its own expertise or the expertise of its legal, financial, technical of other advisors.

     4.2 No Partnership or Joint Venture Intended. The parties expressly do not intend hereby to form a partnership under any state partnership or limited partnership act or a joint venture. The parties do not intend to be partners or joint venturers with one another, or partners or joint venturers as to any third party. No party owes a fiduciary duty to the others.

     4.3 No Other Duties. The only duties and obligations of the parties are as specifically set forth in this Agreement, and no other duties or obligations shall be implied in fact, law or equity, or under any principle of fiduciary obligation.

     4.4 Reliance on Counsel and Other Advisors. Each party has consulted such legal, financial, technical or other expert as it deems necessary or desirable before entering into this Agreement. Each party represents and warrants that it has read, knows, understands and agrees with the terms and conditions of this Agreement.

     4.5 Notices. All notices, requests, consents and other communications required or permitted under this Agreement shall be in writing (including telex, telecopy and telegraphic communication) and shall be (as elected by the person giving such notice) hand delivered by messenger or courier service, telecommunicated, or mailed (airmail if international) by registered or certified mail (postage prepaid), return receipt requested, addressed to the parties as specified below:

                     If to the Company:      AirNet Communications Corporation
                                             100 Rialto Place, Suite 300
                                             Melbourne, FL 32934
                                             Attention: President and CEO
                                             Facsimile: (407) 676-9914

                     With a copy to:         Edwards & Angell, LLP
                                             250 Royal Palm Way, Suite 300
                                             Palm Beach, FL 33480
                                             Attention: John G. Igoe
                                             Facsimile: (561) 655-8719

                       If to Harris:         Harris Corporation
                                             1025 W. NASA Boulevard
                                             Melbourne, FL 32919
                                             Attention: Corporate Secretary
                                             Facsimile: (407) 727-9222

                       If to the Holders:    To their address in the stock
                                             records of the Company.

The Company will provide such addresses to any Holder upon written request if the request is for the purpose of sending notices to the Holders under this Agreement, or to such other address as any party may designate by notice complying with the terms of this Section 4.5. Each such notice shall be deemed delivered: (a) on the date delivered if by personal delivery; (b) on the date of transmission with confirmed answer back if by telex, telecopy or other telegraphic communication; and (c) on the date upon which the return receipt is signed or delivery is refused or the notice is designated by the postal authorities as not deliverable, as the case may be, if mailed.

     4.6 Governing Law. This Agreement shall in all respects be governed by, and construed in accordance with, the laws (excluding conflict of laws rules and principles) of the State of Delaware applicable to agreements made and to be performed entirely within such State, including all matters of construction, validity and performance.

     4.7 Entire Agreement. This Agreement constitutes the entire agreement of the parties relating to the subject matter hereof and supersedes all prior contracts or agreements, whether oral or written. There are no representations, agreements, arrangements or understandings, oral or written, between or among the parties relating to the subject matter of this Agreement which are not fully expressed in this Agreement.

     4.8 Severability. Should any provision of this Agreement or the application thereof to any person or circumstance be held invalid or unenforceable to any extent: (a) such provision shall be ineffective to the extent, and only to the extent, of such unenforceability or prohibition and shall be enforced to the greatest extent permitted by law; (b) such unenforceability or prohibition in any jurisdiction shall not invalidate or render unenforceable such provision as applied (i) to other persons or circumstances or (ii) in any other jurisdiction; and (c) such unenforceability or prohibition shall not affect or invalidate any other provision of this Agreement.

     4.9 Amendment. Neither this Agreement nor any of the terms hereof may be terminated, amended, supplemented or modified orally, but only by an instrument in writing. Except as otherwise expressly provided herein, this Agreement may be amended, modified and its provisions may be waived only in a writing by Holders who are then a party to this Agreement holding at least 75% of the aggregate number of shares of Common Stock issued or issuable upon conversion of any of the Convertible Securities (including any securities of the Company deemed to be Registrable Securities as provided in Section 2.7 of this Agreement), other than Common Stock sold pursuant to a Registration Statement, provided that a copy of any such amendment shall be mailed to each Holder who is then a party to this Agreement; provided further no amendment, modification or waiver which materially adversely affects the rights of less than all of the Holders shall be valid unless approved in writing by all Holders who are then a party to this Agreement; provided further that no amendment, modification or waiver which adversely affects the rights of Significant Holders shall be valid unless approved in writing by all Significant Holders who are then a party to this Agreement; provided further that no amendment, modification or waiver which adversely affects the rights of holders of Series F Preferred Stock or Series F Registrable Securities shall be valid unless approved in writing by holders of sixty-six and two-thirds percent (66-2/3%) of the Series F Registrable Securities voting as a separate single class on the basis of one vote for each share of Series F Registrable Securities then outstanding.

     4.10 Effect of Waiver or Consent. No waiver or consent, express or implied, by any person to or of any breach or default by any party in the performance by such party of its obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance by such party of the same or any other obligations of such party hereunder. No single or partial exercise of any right or power, or any abandonment or discontinuance of steps to enforce any right or power, shall preclude any other or further exercise thereof or the exercise of any other right or power. Failure on the part of a party to complain of any act of any party or to declare any party in default, irrespective of how long such failure continues, shall not constitute a waiver by such person of its rights hereunder until the applicable statute of limitation period has run.

     4.11 Rights and Remedies Cumulative. The rights and remedies provided by this Agreement are cumulative, and the use of any one right or remedy by any party shall not preclude or waive the right to use any or all other remedies. Such rights and remedies are given in addition to any other rights the parties may have under applicable Law or otherwise.

     4.12 Successors and Assigns. Each and all of the covenants, terms, provisions, and agreements contained in this Agreement shall be binding upon, and inure to the benefit of the parties hereto and their successors and assigns.

     4.13 Limitation on Rights of Others. Nothing in this Agreement, whether expressed or implied, shall be construed to give any Person (other than the parties hereto and their respective permitted successors and assigns and as expressly provided herein) any legal or equitable right, remedy or claim under or in respect of this Agreement or any covenants, conditions or provisions contained herein, as a third party beneficiary or otherwise.

     4.14 Facsimiles. For purposes of this Agreement, any copy, facsimile telecommunication or other reliable reproduction of a writing, transmission or signature may be substituted or used in lieu of the original writing, transmission or signature for any and all purposes for which the original writing, transmission or signature could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing, transmission or signature, as the case may be.

     4.15 Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all signatory parties had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument. In the event that any stockholder who acquires any shares of Senior Preferred Stock or Registrable Securities after the date hereof shall be required and permitted to become a party to this Agreement, such stockholder may do so by executing a counterpart signature page to this Agreement and, with the acknowledgment of the Company on such counterpart signature page, such stockholder shall be deemed a Holder under the Agreement. The Company shall deliver written notice of the purchase of any shares of Senior Preferred Stock or Registrable Securities after the date hereof by a new Holder to the other Holders within thirty (30) days of the execution of this Agreement by such new Holder by delivering a copy of the executed and acknowledged counterpart and signature page to this Agreement, reflecting ownership by each Holder who is then a party to this Agreement.

     4.16 Effective Date. This Agreement will become effective only upon the closing of the sale by the Company of shares of Series G Preferred Stock.

     4.17 Headings, Etc. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. All references as to "Sections", "Articles", "Schedules" and "Exhibits" shall be to Section, Articles, Schedules and Exhibits, respectively, of this Agreement unless otherwise specifically provided.

     4.18 Consents. By executing this Agreement each party hereto that is a party to the Second Restated Agreement acknowledges and agrees that such execution shall constitute such party's consent, and waiver of any objections, to the terms and provisions of this Agreement as required by the Second Restated Agreement, including, without limitation, Section 4.9 thereof.

     4.19 Restated Agreement. This Agreement amends and restates the Restated Agreement in its entirety and effective as of the date hereof the Restated Agreement shall be of no further force or effect.

                  [Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers or agents as of the date first above written.

AIRNET COMMUNICATIONS CORPORATION


By:________________________________________
      R. Lee Hamilton, Jr.
      President and Chief Executive Officer

                                SIGNATURE PAGE TO
                      SECOND AMENDED AND RESTATED AGREEMENT
          AMONG SERIES E, SERIES F AND SERIES G PREFERRED STOCKHOLDERS
                    AND SENIOR REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers or agents as of the date first above written.

                                 INVESTOR:

                                 SCP Private Equity Partners II, L.P.

                                 ____________________________________________
                                        Print Name of Investor

                                 By: SCP Private Equity Partner II General
                                     Partner, L.P., its General Partner
                                 By: SCP Private Equity II, LLC, its Manager

                                 By:_________________________________________
                                        Signature of Person Signing

                                 Name:_______________________________________
                                        Print Name of Person Signing

                                 Title: A Manager
                                       --------------------------------------

                                 Date:  May  , 2001
                                       --------------------------------------

* Pursuant to Section 2.7 of this Agreement, the Investor is hereby added as a party to this Agreement with respect to the Common Stock issuable upon (i) the conversion of the Company's Series B Convertible Preferred Stock, par value $.01 per share, purchased by the Investor pursuant to that certain Securities Purchase Agreement of even date herewith among the Company, the Investor and certain other parties (the "Purchase Agreement") and (ii) the exercise of the Common Stock Purchase Warrant issued to the Investor pursuant to the Purchase Agreement (such issuable Common Stock is hereinafter collectively referred to as the "Investor's Series B Securities"), as to which registration rights equivalent to the rights granted hereunder were granted to the Investor under the Purchase Agreement. Accordingly, pursuant to Section 2.7 of this Agreement, the Investor's Series B Securities are deemed to be Registrable Securities under this Agreement.

                                SIGNATURE PAGE TO
                      SECOND AMENDED AND RESTATED AGREEMENT
          AMONG SERIES E, SERIES F AND SERIES G PREFERRED STOCKHOLDERS
                    AND SENIOR REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers or agents as of the date first above written.

                                 INVESTOR:

                                 Tandem PCS Investments, L.P.

                                 --------------------------------------------
                                        Print Name of Investor
                                 By: Live Cycles Holding Co., its General
                                     Partner

                                 By:_________________________________________
                                        Signature of Person Signing

                                 Name:  Helene Belanger, Vice President
                                      ---------------------------------------
                                        Print Name & Title of Person Signing

                                 By:_________________________________________
                                        Signature of Person Signing

                                 Name:  Lynn McDonald, Director
                                      ---------------------------------------
                                       Print Name & Title of Person Signing

                                 Date:  May  , 2001
                                      ---------------------------------------

* Pursuant to Section 2.7 of this Agreement, the Investor is hereby added as a party to this Agreement with respect to the Common Stock issuable upon (i) the conversion of the Company's Series B Convertible Preferred Stock, par value $.01 per share, purchased by the Investor pursuant to that certain Securities Purchase Agreement of even date herewith among the Company, the Investor and certain other parties (the "Purchase Agreement") and (ii) the exercise of the Common Stock Purchase Warrant issued to the Investor pursuant to the Purchase Agreement (such issuable Common Stock is hereinafter collectively referred to as the "Investor's Series B Securities"), as to which registration rights equivalent to the rights granted hereunder were granted to the Investor under the Purchase Agreement. Accordingly, pursuant to Section 2.7 of this Agreement, the Investor's Series B Securities are deemed to be Registrable Securities under this Agreement.

                                SIGNATURE PAGE TO
                      SECOND AMENDED AND RESTATED AGREEMENT
          AMONG SERIES E, SERIES F AND SERIES G PREFERRED STOCKHOLDERS
                    AND SENIOR REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers or agents as of the date first above written.

                                 INVESTOR:

                                 Mellon Ventures, L.P.

                                 --------------------------------------------
                                      Print Name of Investor

                                 By:  MVMA, L.P., its General Partner
                                 By:  MVMA, Inc., its General Partner

                                 By:_________________________________________
                                      Signature of Person Signing

                                 Name:  Joseph A. Woods
                                      ---------------------------------------
                                      Print Name of Person Signing

                                 Title: Associate
                                       --------------------------------------

                                 Date:  May   , 2001
                                       --------------------------------------

* Pursuant to Section 2.7 of this Agreement, the Investor is hereby added as a party to this Agreement with respect to the Common Stock issuable upon (i) the conversion of the Company's Series B Convertible Preferred Stock, par value $.01 per share, purchased by the Investor pursuant to that certain Securities Purchase Agreement of even date herewith among the Company, the Investor and certain other parties (the "Purchase Agreement") and (ii) the exercise of the Common Stock Purchase Warrant issued to the Investor pursuant to the Purchase Agreement (such issuable Common Stock is hereinafter collectively referred to as the "Investor's Series B Securities"), as to which registration rights equivalent to the rights granted hereunder were granted to the Investor under the Purchase Agreement. Accordingly, pursuant to Section 2.7 of this Agreement, the Investor's Series B Securities are deemed to be Registrable Securities under this Agreement.

                               SIGNATURE PAGE TO
                      SECOND AMENDED AND RESTATED AGREEMENT
          AMONG SERIES E, SERIES F AND SERIES G PREFERRED STOCKHOLDERS
                    AND SENIOR REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers or agents as of the date first above written.

                                 INVESTOR*

                                 TECORE, Inc.

                                 --------------------------------------------
                                      Print Name of Investor

                                 By:    Jay J. Salkini
                                    -----------------------------------------
                                      Signature of Person Signing

                                 Name:  Jay J. Salkini
                                      ---------------------------------------
                                      Print Name of Person Signing

                                 Its:   President
                                      ---------------------------------------

                                 Date:  August 13, 2003
                                      ---------------------------------------

* Pursuant to Section 2.7 of this Agreement, the Investor is hereby added as a party to this Agreement with respect to the Common Stock issued to it (a) as a result of the conversion of its shares of the Company's Series B Convertible Preferred Stock, par value $0.01 per share on the date hereof; and (b) upon the conversion of all or any portion of a Senior Secured Convertible Note issued by the Company to the Investor pursuant to that certain Securities Purchase Agreement of even date herewith among the Company, the Investor and SCP Private Equity Partners II, L.P. (all such issued and issuable Common Stock is hereinafter collectively referred to as the "Investor's Securities"). Pursuant to Section 2.7 of this Agreement, the Investor's Securities are deemed to be Registrable Securities under this Agreement.

                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                                    EXHIBIT A
                    TO SECOND AMENDED AND RESTATED AGREEMENT
        AMONG SERIES E, SERIES F AND SERIES G PREFERRED STOCKHOLDERS AND
                      SENIOR REGISTRATION RIGHTS AGREEMENT

                         Series E Preferred Stockholders

Total number of shares outstanding on a fully diluted basis:  554,854,075


-------------------------------------------------------------------------------------------------------
                                          Name                                   Number of Shares Held
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
Harris Corporation                                                                     123,526,667/1/
-------------------------------------------------------------------------------------------------------
HVFM-I, L.P.                                                                            70,185,606
By: Venture First Associates of Melbourne, Inc., its General Partner
-------------------------------------------------------------------------------------------------------
FOSTIN CAPITAL ASSOCIATES II                                                            14,037,121
By: Fostin Capital Partner, II, its General Partner
-------------------------------------------------------------------------------------------------------
THE P/A FUND, L.P.                                                                      28,074,243
By: APA Pennsylvania Partners, II, its General Partner
-------------------------------------------------------------------------------------------------------
CIN VENTURES NOMINEES LTD.                                                               2,021,345
By: Patricof & Co., Investment Manager
-------------------------------------------------------------------------------------------------------
APA EXCELSIOR III, L.P.                                                                 39,191,643
By: APA Excelsior III, its General Partner
-------------------------------------------------------------------------------------------------------
COUTTS & CO. (JERSEY) LTD. C/F APA EXCELSIOR III/OFFSHORE, L.P.                         14,935,497
By: APA Excelsior III Partners, L.P., its General Partner
-------------------------------------------------------------------------------------------------------
ADAMS CAPITAL MANAGEMENT, L.P.                                                          70,185,606
By: ACM Capital Partners II, L.P., its General Partner
-------------------------------------------------------------------------------------------------------
SCP PRIVATE EQUITY PARTNERS, L.P.                                                      140,371,213
By: SCP Private Equity Management, L.P., its General Partner
-------------------------------------------------------------------------------------------------------
CIP CAPITAL L.P.                                                                         7,018,561
By: CIP Management Inc., its General Partner
-------------------------------------------------------------------------------------------------------
Morgan Asset Management                                                                    693,891
-------------------------------------------------------------------------------------------------------
Howard H. Leach Living Trust utd 9/5/86 as amended 5/30/97                               1,942,895
-------------------------------------------------------------------------------------------------------
Alan Baer                                                                                  460,939
-------------------------------------------------------------------------------------------------------
Alan Baer Delaware Charter and Guarantee IRA Rollover                                       94,841
-------------------------------------------------------------------------------------------------------
Anthony E. Young                                                                         1,436,929
-------------------------------------------------------------------------------------------------------
Dina Partners                                                                            1,906,382
-------------------------------------------------------------------------------------------------------

_____________________

/1/ 11,229,697 of these shares are subject to the exercise of warrants therefor.

-------------------------------------------------------------------------------------------------------
Jeffrey B. Tolbert                                                                         578,093
-------------------------------------------------------------------------------------------------------
James A. Tolbert                                                                           346,945
-------------------------------------------------------------------------------------------------------
George E. Tolbert, TTEE, UAD 2/22/88 for the George E. Tolbert Trust                     1,612,018
-------------------------------------------------------------------------------------------------------
Milo D. Harrison                                                                         1,156,187
-------------------------------------------------------------------------------------------------------
Jack D. Kee                                                                              1,541,258
-------------------------------------------------------------------------------------------------------
Morgan Investors IV                                                                      1,500,000
-------------------------------------------------------------------------------------------------------
Arthur W. Peters                                                                           561,485
-------------------------------------------------------------------------------------------------------
Charles Ziegler                                                                            826,473
-------------------------------------------------------------------------------------------------------
St. Claire Investments, L.P.                                                             1,574,987
-------------------------------------------------------------------------------------------------------
Michael S. Hammersley                                                                    1,156,187
-------------------------------------------------------------------------------------------------------
Tampsco II Partnership                                                                     245,611
-------------------------------------------------------------------------------------------------------
Alfred University                                                                          448,544
-------------------------------------------------------------------------------------------------------
Matrix Technology Group NV                                                                 428,896
-------------------------------------------------------------------------------------------------------
Rochester Institute of Technology                                                        1,319,931
-------------------------------------------------------------------------------------------------------
Yale University                                                                          2,969,938
-------------------------------------------------------------------------------------------------------
Yale University Retirement Plan for Staff Employees                                        294,138
-------------------------------------------------------------------------------------------------------
Foundation Partners                                                                        446,647
-------------------------------------------------------------------------------------------------------
Sci-Tech Investment Partners LP                                                            696,894
-------------------------------------------------------------------------------------------------------
SG Partners LP                                                                           1,724,858
-------------------------------------------------------------------------------------------------------
Executive Technology LP                                                                    506,319
-------------------------------------------------------------------------------------------------------
The Core Technology Fund Inc.                                                            1,470,031
-------------------------------------------------------------------------------------------------------
The Todd-AO Corporation                                                                  2,003,634
-------------------------------------------------------------------------------------------------------
Prism Partners I                                                                         1,685,144
-------------------------------------------------------------------------------------------------------
Communications & Technology Partners                                                     5,614,849
-------------------------------------------------------------------------------------------------------
Danielle Danese                                                                          1,122,970
-------------------------------------------------------------------------------------------------------
George M. Morvis                                                                           677,437
-------------------------------------------------------------------------------------------------------
Salah M. Hassanein                                                                       1,001,817
-------------------------------------------------------------------------------------------------------
Bob K. Pryt, Trustee,  BKP Capital Management 401(k) Profit Sharing                        420,296
Plan & Money Purchase Plan dated 1/1/92 f/b/o Bob K. Pryt
-------------------------------------------------------------------------------------------------------
Michael G. Klein                                                                           812,836
-------------------------------------------------------------------------------------------------------
Marshall Naify                                                                           1,001,817
-------------------------------------------------------------------------------------------------------
Herbert B. Baskin                                                                        1,812,082
-------------------------------------------------------------------------------------------------------
Robert A. Naify, Trustee of the Robert A. Naify Living Trust dated 2/8/91                  693,891
-------------------------------------------------------------------------------------------------------
Robert A. Naify                                                                            307,926
-------------------------------------------------------------------------------------------------------
Harry P. Stinespring & Associates, P.C. Pension Plan and Trust                             210,557
-------------------------------------------------------------------------------------------------------

                                    EXHIBIT B
                    TO SECOND AMENDED AND RESTATED AGREEMENT
        AMONG SERIES E, SERIES F AND SERIES G PREFERRED STOCKHOLDERS AND
                      SENIOR REGISTRATION RIGHTS AGREEMENT

                         Series F Preferred Stockholders

Total number of shares outstanding on a fully diluted basis:  283,471,155

--------------------------------------------------------------------------------------------------------
                                          Name                                   Number of Shares Held
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Tandem PCS Investments, L.P.                                                           126,661,900
--------------------------------------------------------------------------------------------------------
HVFM-I, L.P.                                                                             9,047,279
By: Venture First Associates of Melbourne, Inc., its General Partner
--------------------------------------------------------------------------------------------------------
FOSTIN CAPITAL ASSOCIATES II                                                             2,515,143
By: Fostin Capital Partner, II, its General Partner
--------------------------------------------------------------------------------------------------------
THE P/A FUND, L.P.                                                                      18,094,538
By: APA Pennsylvania Partners, II, its General Partner
--------------------------------------------------------------------------------------------------------
CIN VENTURES NOMINEES LTD.                                                               1,152,442
By: Patricof & Co., Investment Manager
--------------------------------------------------------------------------------------------------------
APA EXCELSIOR III, L.P.                                                                 21,392,110
By: APA Excelsior III, its General Partner
--------------------------------------------------------------------------------------------------------
COUTTS & CO. (JERSEY) LTD. C/F APA EXCELSIOR III/OFFSHORE, L.P.                          8,152,322
By: APA Excelsior III Partners, L.P., its General Partner
--------------------------------------------------------------------------------------------------------
ADAMS CAPITAL MANAGEMENT, L.P.                                                          27,159,931
By: ACM Capital Partners II, L.P., its General Partner
--------------------------------------------------------------------------------------------------------
SCP PRIVATE EQUITY PARTNERS, L.P.                                                       54,283,672
By: SCP Private Equity Management, L.P., its General Partner
--------------------------------------------------------------------------------------------------------
CIP CAPITAL L.P.                                                                         2,714,183
By: CIP Management Inc., its General Partner
--------------------------------------------------------------------------------------------------------
Howard H. Leach Living Trust utd 9/5/86 as amended 5/30/97                               1,284,017
--------------------------------------------------------------------------------------------------------
Alan Baer, Delaware Charter and Guarantee IRA Rollover                                      48,155
--------------------------------------------------------------------------------------------------------
Anthony E. Young                                                                           723,782
--------------------------------------------------------------------------------------------------------
Jeffrey B. Tolbert                                                                         187,837
--------------------------------------------------------------------------------------------------------
James A. Tolbert                                                                           114,644
--------------------------------------------------------------------------------------------------------
George E. Tolbert, TTEE, UAD 2/22/88 for the George E. Tolbert Trust                       744,092
--------------------------------------------------------------------------------------------------------
Garner Anthony                                                                             127,384
--------------------------------------------------------------------------------------------------------
Jack D. Kee                                                                              1,004,248
--------------------------------------------------------------------------------------------------------
Morgan Investors IV                                                                        750,000
--------------------------------------------------------------------------------------------------------
Arthur W. Peters                                                                           693,873
--------------------------------------------------------------------------------------------------------
Bayview Investors Ltd.                                                                       1,880
--------------------------------------------------------------------------------------------------------
Michael S. Hammersley                                                                      574,713
--------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Communications & Technology Partners                                                     3,026,100
-------------------------------------------------------------------------------------------------------
George M. Morvis                                                                           223,852
-------------------------------------------------------------------------------------------------------
Hofung Holdings Limited                                                                     31,520
By: Lions International Management Limited, Sole Director
-------------------------------------------------------------------------------------------------------
Maritime Capital Partners                                                                   81,952
-------------------------------------------------------------------------------------------------------
Bernard R. Smedley, Trustee of the B.R. Smedley Trust dated 9/9/91                         904,728
-------------------------------------------------------------------------------------------------------
Herbert B. Baskin                                                                        1,437,103
-------------------------------------------------------------------------------------------------------
Donald G. Drapkin                                                                           47,282
-------------------------------------------------------------------------------------------------------
Alice S Lion                                                                                90,473
-------------------------------------------------------------------------------------------------------
Harry P. Stinespring & Associates, P.C. Pension Plan and Trust                             200,000
-------------------------------------------------------------------------------------------------------

                                    EXHIBIT C
                    TO SECOND AMENDED AND RESTATED AGREEMENT
        AMONG SERIES E, SERIES F AND SERIES G PREFERRED STOCKHOLDERS AND
                      SENIOR REGISTRATION RIGHTS AGREEMENT

                         Series G Preferred Stockholders

Total number of shares outstanding on a fully diluted basis: 230,769,231

-------------------------------------------------------------------------------------------------------
                                          Name                                   Number of Shares Held
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
Garner Anthony                                                                             180,996
-------------------------------------------------------------------------------------------------------
Thomas Domencich                                                                            69,529
-------------------------------------------------------------------------------------------------------
Harris Corporation                                                                      32,710,097
-------------------------------------------------------------------------------------------------------
Alice S. Liou                                                                               23,957
-------------------------------------------------------------------------------------------------------
Maritime Capital Partners, LP                                                               56,961
-------------------------------------------------------------------------------------------------------
HVFM-I, L.P.                                                                            23,402,370
-------------------------------------------------------------------------------------------------------
Communications & Technology Partners                                                     2,379,493
-------------------------------------------------------------------------------------------------------
Bear Stearns & Co., Custodian for Danielle Danese, IRA                                      31,346
-------------------------------------------------------------------------------------------------------
Danielle Danese, Individually                                                              297,365
-------------------------------------------------------------------------------------------------------
Bernard R. Smedley, Trustee of the B.R. Smedley                                            316,355
Trust dated September 9, 1991
-------------------------------------------------------------------------------------------------------
Jack D. Kee                                                                                658,610
-------------------------------------------------------------------------------------------------------
Adams Capital Management, L.P.                                                           8,384,964
-------------------------------------------------------------------------------------------------------
SCP Private Equity Partners, L.P.                                                       33,538,725
-------------------------------------------------------------------------------------------------------
APA Excelsior III, L.P.                                                                  1,099,641
-------------------------------------------------------------------------------------------------------
Coutts & Co (Jersey), Ltd. Custodian for APA Excelsior III Offshore L.P.                   419,058
-------------------------------------------------------------------------------------------------------
The P/A Fund, L.P.                                                                         787,695
-------------------------------------------------------------------------------------------------------
CIN Ventures Nominee Ltd.                                                                   56,715
-------------------------------------------------------------------------------------------------------
Tandem PCS Investments, L.P.                                                            15,754,057
-------------------------------------------------------------------------------------------------------
George M. Morvis                                                                           231,508
-------------------------------------------------------------------------------------------------------
George E. Tolbert                                                                            5,412
-------------------------------------------------------------------------------------------------------
George E. Tolbert, Trustee, UAD 2/22/98 for the George E. Tolbert Trust                    549,059
-------------------------------------------------------------------------------------------------------
James A. Tolbert                                                                            71,997
-------------------------------------------------------------------------------------------------------
Jeffrey B. Tolbert                                                                         131,868
-------------------------------------------------------------------------------------------------------
Michael S. Hammersley                                                                      594,117
-------------------------------------------------------------------------------------------------------
Morgan Investors IV                                                                        161,984
-------------------------------------------------------------------------------------------------------
Anthony E. Young                                                                           307,022
-------------------------------------------------------------------------------------------------------
Arthur W. Peters                                                                           520,564
-------------------------------------------------------------------------------------------------------
Herbert Baskin                                                                             462,346
-------------------------------------------------------------------------------------------------------
Howard H. Leach Living Trust u/t/d 9/5/86 as amended 5/31/97,                              231,988
Howard H. Leach, Trustee
-------------------------------------------------------------------------------------------------------
Milo D. Harrison                                                                            84,031
-------------------------------------------------------------------------------------------------------
Delaware Charter and Guarantee Custodian Alan Baer IRA Rollover                             34,546
-------------------------------------------------------------------------------------------------------
Dina Partners                                                                              332,980
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Peak Telecommunications Investments, LLC                                                30,670,437
-------------------------------------------------------------------------------------------------------
Peak Telecommunications Investments II, LLC                                             16,922,361
-------------------------------------------------------------------------------------------------------
Robert T. Gow and Kay F. Gow, JTWROS                                                     1,020,000
-------------------------------------------------------------------------------------------------------
CIP Capital L.P.                                                                         1,538,462
-------------------------------------------------------------------------------------------------------
Mellon Ventures, L.P.                                                                   38,461,538
-------------------------------------------------------------------------------------------------------
Damac Investors Inc.                                                                     7,692,308
-------------------------------------------------------------------------------------------------------
Damac Investors (III) Inc.                                                               7,692,308
-------------------------------------------------------------------------------------------------------
Omni Group Holdings Inc.                                                                 1,153,692
-------------------------------------------------------------------------------------------------------
GLS Partners                                                                                50,000
-------------------------------------------------------------------------------------------------------
David Cohen                                                                                150,000
-------------------------------------------------------------------------------------------------------
Jack D. Cohen                                                                              150,000
-------------------------------------------------------------------------------------------------------
Abraham J. Cohen                                                                           150,000
-------------------------------------------------------------------------------------------------------
Harry P. Stinespring, III and Janice L. Stinespring, JTWROS                                153,846
-------------------------------------------------------------------------------------------------------
Howard H. Leach Living Trust u/t/d 9/5/86 as amended 5/31/97                             1,000,000
-------------------------------------------------------------------------------------------------------
George Calhoun                                                                              76,923
-------------------------------------------------------------------------------------------------------
TOTAL:                                                                                 230,769,231
-------------------------------------------------------------------------------------------------------

                                       2